UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2011

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 800

Golden, Colorado 80401

Registrant’s telephone number, including area code:  (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits

Signature

Item 8.01                           Other Events

On June 24, 2011, Golden Minerals Company (NYSE Amex: AUMN) (TSX: AUM) (“Golden Minerals”) and ECU Silver Mining Inc. (TSX: ECU) (“ECU”) issued a joint press release to announce that they have entered into a definitive agreement to combine the two companies. A copy of the press release announcing the proposed transaction is attached as Exhibit 99.1 hereto and is being filed by Golden Minerals pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On June 24, 2011, Golden Minerals and ECU discussed the proposed transaction and made a presentation during a conference call with analysts and investors. The slides for the investor presentation are attached as Exhibit 99.2 hereto and are available on the websites of both Golden Minerals (www.goldenminerals.com) and ECU (www.ecu.ca). A transcript of the conference call is attached hereto as Exhibit 99.3. The slides for the investor presentation and the transcript of the conference call are being filed by Golden Minerals pursuant to Rule 14a-12 under the Exchange Act.

Item 9.01                           Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
99.1	Press release issued by Golden Minerals and ECU, dated June 24, 2011.

99.2	Investor presentation dated June 24, 2011.

99.3	Conference Call Transcript.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 24, 2011

Golden Minerals Company

By:	/s/ Robert P. Vogels
	Name:	Robert P. Vogels
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Golden Minerals and ECU, dated June 24, 2011.

99.2	Investor presentation dated June 24, 2011.

99.3	Conference Call Transcript.